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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 19, 2002
                                                        -----------------


                        AMERICAN FINANCIAL HOLDINGS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-27399                  06-1555700
      --------                       --------                 ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
incorporation)                     File Number)              Identification No.)


              102 West Main Street, New Britain, Connecticut 06051
              ----------------------------------------------------
                    (Address of principal executive offices)


                                (860) 832-4000
                                --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.   NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.
         ------------


     On November 19, 2002, American Financial Holdings, Inc. issued a press release announcing that at a special meeting of shareholders, the Company's shareholders approved the pending merger with Banknorth Group, Inc., Portland, Maine.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated November 19, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 19, 2002    By: /s/ Robert T. Kenney
                                 -----------------------------------------------
                                 Robert T. Kenney
                                 Chairman, President and Chief Executive Officer